Amendment #1
to the
AUTOMATIC AND FACULTATIVE
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE April 30, 2000
Between
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(PRUCO OF NJ)
And
ANNUITY & LIFE REASSURANCE, LTD
(A&L)

The parties hereby agree to the following:

1. SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

[REDACTED]

2. SCHEDULE A, Section 11, RISK RETENTION LIMITS shall be replaced by the following:

[REDACTED]

3.           This amendment is effective April 30, 2000.

PRUCO LIFE INSURANCE COMPANY                                            ANNUITY & LIFE REASSURANCE, LTD.
OF NEW JERSEY

By:     ____________________________                                                 By:     ______________________________

Title:  ____________________________                                                 Title:  ______________________________

Date:  ____________________________                                                 Date:  ______________________________

By:     ____________________________                                                 By:     ______________________________

Title:  ____________________________                                                 Title:  ______________________________

Date:  ____________________________                                                 Date:  ______________________________

Amendment # 2 to Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective April 30, 2000, between Pruco Life Insurance Company of New Jersey and Annuity & Life Reassurance, Ltd

I.  SUBSTITUTION OF TRUST FUNDS

CEDING COMPANY agrees to allow ANNUITY & LIFE RE to substitute Trust funds, in accordance with a mutually agreed upon Trust Agreement, for the Letter of Credit ("LOC") obligations under this Agreement, provided CEDING COMPANY has rendered written approval in advance to such substitution.  [REDACTED]

Amendment #1 PRUCO OF NJ- A&L                                                                                                          03/25/2013

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as to the date written below.

Date: _________________________________	Pruco Life Insurance Company of New Jersey As the Ceding Company By: ________________________________________ Title: _______________________________________ Address for Notices: Telephone: Facsimile
Date: _______________________________________	Annuity & Life Reassurance, Ltd. By: ________________________________________ Title: _______________________________________ Address for Notices: Telephone: Facsimile

Amendment #1 PRUCO OF NJ- A&L                                                                                                          03/25/2013

Amendment #4
to the
AUTOMATIC AND FACULTATIVE
YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE April 30, 2000
Between
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(PRUCO OF NJ)
And
ANNUITY & LIFE REASSURANCE, LTD
(ANNUITY & LIFE RE)

The parties hereby agree to the following:

1. SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

[REDACTED]

2.	SCHEDULE A, Section 5, JUMBO LIMIT, shall be replaced by the following:

[REDACTED]

3.	SCHEDULE A, Section 11, RISK RETENTION LIMITS shall be replaced by the following:

[REDACTED]

Amendment #1 PRUCO OF NJ- A&L                                                                                                          03/25/2013

In witness of the above, PRUCO OF NJ and ANNUITY & LIFE RE have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, and is effective for risk amounts issued on or after June 1, 2002.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY	ANNUITY & LIFE REASSURANCE, LTD.
By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

Amendment #1 PRUCO OF NJ- A&L                                                                                                          03/25/2013